THIS DOCUMENT IS A COPY OF THE FORM S-4 FILED ON JANUARY 21, 1994 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 21, 1994

                                                       REGISTRATION NO. 33-74292
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM S-4
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
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                   AMERICAN INDUSTRIAL PROPERTIES REIT, INC.
             (Exact name of registrant as specified in its charter)

           MARYLAND                         6798                        75-6335572
(State or other jurisdiction of  (Primary Standard Industrial        (I.R.S. Employer
incorporation or organization)    Classification Code No.)          Identification No.)

              6220 NORTH BELTLINE, SUITE 205, DALLAS, TEXAS 75063
                                 (214) 550-6053

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ---------------------

                               CHARLES W. WOLCOTT
                         6220 NORTH BELTLINE, SUITE 205
                              DALLAS, TEXAS 75063
                                 (214) 550-6053
(Name, address, including zip code, and telephone number of agent for service of process)

                             ---------------------

                                   Copies to:

                                BRYAN L. GOOLSBY
                                 GINA E. BETTS
                  LIDDELL, SAPP, ZIVLEY, HILL & LABOON, L.L.P.
                          2200 ROSS AVENUE, SUITE 900
                              DALLAS, TEXAS 75201
                                 (214) 220-4800
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     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the Registration Statement becomes effective.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

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
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                                              PROPOSED MAXIMUM
                                  AMOUNT          AGGREGATE    PROPOSED MAXIMUM
TITLE OF EACH CLASS OF             TO BE       OFFERING PRICE      AGGREGATE        AMOUNT OF
SECURITIES TO BE REGISTERED    REGISTERED(1)    PER SHARE(2)   OFFERING PRICE(2) REGISTRATION FEE
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Common Stock, par value
  $0.01 per share..........      1,915,080         $10.65         $20,395,602       $7,035.00
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(1) Based upon the maximum number of shares of Common Stock to be issued pursuant to the Merger, which is equal to 1/5 of the number of Shares of
    Beneficial Interest issued and outstanding as of January 17, 1994, plus an additional 100,000 shares to cover shares that may be issued to holders of fractional shares and holders of fewer than 10 shares of Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee.
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     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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